                                                                    Exhibit 24




                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 27th day of November, 2001.




                                                     /s/ Neil A. Armstrong
                                                     ---------------------
                                                         Neil A. Armstrong

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 27th day of November, 2001.




                                                  /s/ Clarence P. Cazalot, Jr.
                                                  ----------------------------
                                                      Clarence P. Cazalot, Jr.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 7th day of December, 2001.




                                                  /s/ David A. Daberko
                                                  ----------------------------
                                                      David A. Daberko

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 27th day of November, 2001.




                                                  /s/ Dr. Shirley Ann Jackson
                                                  ----------------------------
                                                      Dr. Shirley Ann Jackson

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 27th day of November, 2001.




                                                  /s/ Charles R. Lee
                                                  ----------------------------
                                                      Charles R. Lee

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December, 2001.




                                                  /s/ Dennis H. Reilley
                                                  ----------------------------
                                                      Dennis H. Reilley

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 27th day of November, 2001.




                                                  /s/ Seth E. Schofield
                                                  ----------------------------
                                                      Seth E. Schofield

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 27th day of November, 2001.




                                                  /s/ Thomas J. Usher
                                                  ----------------------------
                                                      Thomas J. Usher

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint John T. Mills, Paul C. Reinbolt and Albert G. Adkins, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf one or more registration statements, and any exhibits thereto, including post-effective amendments to existing registration statements of USX Corporation (renamed Marathon Oil Corporation) (collectively, "Registration Statements") on forms prescribed by the Securities and Exchange Commission as may be required in connection with the reorganization as contemplated by the Agreement and Plan of Reorganization by and between USX Corporation and United States Steel LLC dated as of July 31, 2001, and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation (renamed Marathon Oil Corporation) to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand the 27th day of November, 2001.




                                                  /s/ Douglas C. Yearley
                                                  ----------------------------
                                                      Douglas C. Yearley